UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

WINFIELD FINANCIAL GROUP, INC.

(Name of Registrant As Specified In Its Charter)

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WINFIELD FINANCIAL GROUP, INC.

1126 West Foothill Blvd., Suite 105

Upland, California 91786

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 30, 2004

To the stockholders of Winfield Financial Group, Inc.:

Notice is hereby given that an Annual Meeting of stockholders of Winfield Financial Group, Inc. (the “Company”) will be held on December 30, 2004 at 10:00 a.m. at 1126 West Foothill Blvd., Suite 105, Upland, California 91786 for the following purposes, which Chandana Basu, our Majority Shareholder, voting solely her shares, will either approve or ratify, as the case may be:

1.

To elect Narinder Grewal, MD and Bharati Shah, MD and Chandana Basu as Directors.

2.

To approve a Certificate of Amendment to Articles of Incorporation to Change the Company’s Name.  Our Majority Shareholder will approve a Certificate of Amendment to our Articles of Incorporation to change our name to Healthcare Business Services Groups, Inc.

3.

To approve the adoption of the Amended 2004 Non-Qualified Stock Option Plan covering 2,500,000 shares of our Common Stock.  Our Majority Shareholder will approve the adoption of the Amended 2004 Non-Qualified Stock Option Plan covering 2,500,000 shares of our Common Stock.

4.

To ratify an amendment to our Articles of Incorporation.  The Board of Directors and a majority of our then current shareholders approved an amendment to our Articles of Incorporation via signed written consent to action without a meeting on April 21, 2004, that became effective upon filing on April 22, 2004.  Our Majority Shareholder will ratify the approval of the Certificate of Amendment to the Articles of Incorporation to increase the authorized shares to 50,000,000 shares of common stock, to reauthorize the par value of $.001 per share of common stock (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”) that became effective April 22, 2004.

5.

To ratify the repeal of our former Bylaws and the adoption of our Amended Bylaws.  Our Majority Shareholder repealed all provisions of our former Bylaws and adopted our Amended Bylaws via signed written consent to action without a meeting on November 12, 2004.  Our Majority Shareholder will ratify the repeal of our former Bylaws and the adoption of our Amended Bylaws.

6.

To ratify the removal of Dr. Thomas Guthrie as a Director.  Our Majority Shareholder removed Dr. Thomas Guthrie as a Director via signed written consent to action without a meeting on November 12, 2004.  Our Majority Shareholder will ratify the removal of Dr. Guthrie as a Director of the Company.

7.

To ratify the appointment of Kabani & Company, Inc., Certified Public Accountants, as the corporation’s independent auditors for fiscal year 2004.

8.

To transact such other business as may properly come before the Annual meeting.

Our Directors approved Proposal 4 via signed written consent pursuant to Section 78.315 of the Nevada Revised Statutes ("Nevada Law") and Article II, Section 2.12 of our Bylaws.  A majority of our shareholders on April 22, 2004, approved Proposal 4 via signed written consent pursuant to Nevada Law, Section 78.320 and our then current Bylaws, Article I, Section 1.12.  Our Articles of Incorporation do not limit such written consents.  The Company’s management, acting on its own behalf, verbally solicited the consents from a majority of our stockholders and did not solicit consents from other stockholders in any other manner.  The Company's management took immediate action pursuant to these consents.

The Securities and Exchange Commission (the "SEC" or the “Commission”) Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which we took action pursuant to the stockholders' consent. We were required to send you an information statement on Schedule 14C with respect to Proposal 4, but failed to do so.  Our Majority Shareholder will ratify Proposal 4 at the Annual Meeting.  We are not asking for your vote as a majority of our stockholders gave their written consent, and our current Majority Shareholder will give her consent in the manner more fully described in the attached information statement.

The Company’s failure to comply with Section 14 of the Exchange Act and Rule 14c-2(b) did not prevent the increase in our authorized shares or the reauthorizations under Nevada law.  Stockholders of a Nevada corporation may approve an amendment to the articles of incorporation via written consent pursuant to Nevada Law, Section 78.320 without a meeting of such stockholders, without prior notice and without a vote.

The Company is not subject to any liability under Nevada Law for failing to comply with Section 14 of the Exchange Act and Rule 14c-2(b).  The Company may, however, be subject to liability under federal law.  The Company may be subject to SEC investigation, injunction and/or civil penalty pursuant to Section 21 of the Exchange Act.  In the event that the Company is liable under any provision of the Exchange Act, the Company’s officers, directors and significant stockholders would be jointly and severally liable to the same extent as the Company pursuant to Section 20(a) of the Exchange Act.

Ratification by our Majority Shareholder will not affect the Company’s prior lack of compliance with Section 14 of the Exchange Act or Rule 14c-2(b).  Ratification will not affect the Company’s liability under Section 21, or joint and several liability of the Company’s officers, directors and significant stockholders under Section 20(a), of the Exchange Act.

On November 12, 2004, our Majority Shareholder, who is also our Chief Executive Officer, approved Proposal 5 and Proposal 6 without soliciting consents from other stockholders in any manner.  The Company's management took immediate action pursuant to these consents.  Our Majority Shareholder will ratify Proposal 5 and Proposal 6 at the Annual Meeting.

Common stockholders of record on the close of business on December 3, 2004 are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Chandana Basu

Chandana Basu

Director

December 10, 2004

WINFIELD FINANCIAL GROUP, INC.

1126 West Foothill Blvd., Suite 105

Upland, California 91786

INFORMATION STATEMENT

December 10, 2004

This Information Statement is furnished by the Board of Directors (the “Board”) of Winfield Financial Group, Inc. (the “Company”) to provide notice of an Annual Meeting of stockholders of the Company which will be held on December 30, 2004 at 10:00 a.m. at 1126 West Foothill Blvd., Suite 105, Upland, California 91786.

The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on December 3, 2004, 2004 (the “Record Date”).  This Information Statement will be first mailed on or about December 10, 2004 to stockholders of record at the close of business on the Record Date.  As of the Record Date, there were outstanding 30,274,650 shares of the Company's Common Stock and no shares of the Company’s Preferred Stock.  The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than the matters referred to in this Information Statement.

The matters scheduled to come before the Annual Meeting require the approval of a majority of the votes cast at the Annual Meeting.  Ms. Chandana Basu (the “Majority Shareholder”) beneficially owns 25,150,000 shares, or 83.1% of our Common Stock as of the Record Date, and will be able to approve the matters presented in this Information Statement.  The Company is not soliciting your vote as the Majority Shareholder will be present at the Annual meeting and already has the vote in hand.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Proposal 1

The election of three Directors

Three directors are to be elected to serve until the next annual meeting of the shareholders and until their successors are elected and shall have qualified.  The Board of Directors has nominated Chandana Basu, Narinder Grewal, MD, and Bharati Shah, MD to serve as directors (the “Nominees,” or individually the “Nominee”).  Ms. Basu is currently serving as a Director and as the Chief Executive Officer (“CEO”) and Treasurer of the Company.  Ms. Basu is also our Majority Shareholder.  Dr. Grewal and Dr. Shah are currently serving as Directors of the Company.  The Board of Directors has no reason to believe that any Nominee will be unable to serve or decline to serve as a director.  Any vacancy occurring between shareholders’ meetings, including vacancies resulting from an increase in the number of directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders’ meeting.

Our Majority Shareholder will approve the election of all nominees named above to the Board of Directors.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

The following biographical information is furnished with respect to each of the Nominees.  The information includes the individual’s present position with the Company, period served as a director, and other business experience during the past five years.

Directors

Chandana Basu, age 52, has served as the Company's CEO and Treasurer since May 2004, after the Company acquired Healthcare Business Services Group, Inc. (“HBSGI”), a full-service medical billing agency and a wholly-owned subsidiary of the Company.  Ms. Basu incorporated HBSGI in December 1994.  Ms. Basu has operated HBSGI for the past fourteen (14) years.  Ms. Basu has been successful in growing HBSGI from a core client base of doctors and hospitals in California, Florida, Washington state and Texas without the use of marketing or advertising.  Ms. Basu has over 13 years of experience in medical bill collecting from insurance companies.  Ms. Basu also has over 14 years of experience in computer design and programming.  Ms. Basu is the CEO and President of AutoMed Software Corp. and the Manager of Silver Shadow Properties, LLC, both wholly-owned subsidiaries of the Company.  Ms. Basu received a Bachelors Degree with majors in Math, Physics and Chemistry from Bethune College in 1975.  She attended the Computer Learning Center during 1978.  She also received specialized education in medical billing, anesthesia billing and attended various pain management conferences.  Ms Basu is a Technical Exhibitor for the American Association of Anesthesiology.

Narinder Grewal, M.D., age 52, an anesthesiologist, pain management specialist, has been a self-employed Medical Doctor for the last fifteen years.  He also owns and operates a surgery center. Dr. Grewal has concurrently served as a Director of the Company since May 2004.  Dr Grewal brings experience with surgical center development and management from a medical and administrative perspective.  Dr. Grewal has an eight year relationship with the Company and is the Company’s largest client as well.  The Company generates approximately 30% of its revenues from the services that it provides to  Dr. Grewal.  Dr. Grewal is licensed to practice medicine in the State of California. Dr. Grewal received a degree in medicine from Patiala University in Punjab, India.

Bharati Shah, M.D., age 58, anesthesiologist and pain management specialist, is currently the President of her own medical practice, B. Shah, M.D., Inc., doing business as Comprehensive Pain Medical Clinic.  Dr. Shah has operated her own medical practice since 1980.  Dr. Shah has concurrently served as a Director of the Company since May 2004.  Dr. Shah will be an ambassador for the Company in the medical community and a credible marketing tool at conferences and association meetings.  Dr Shah will provide vital physician input about new services and products to be explored by the Company.  Dr. Shah is licensed to practice medicine in the State of California.  Dr. Shah received her MB BS degrees from Bombay University in 1971.  She has received specialized education in anesthesiology and pain management.  Dr. Shah is a member of the American College of Advancement in Medicine.  The Company also provides services to Bharati Shah, MD, a Director of the Company.  The Company receives less than 5% of its revenue from Dr. Shah.

All directors of the Company will hold office until the next annual meeting of the shareholders, and until their successors have been elected and qualified.  Officers of the Company are elected by the Board of Directors and hold office at the pleasure of the Board.

Certain Relationships and Related Transactions

Chandana Basu, a nominee for director and the Company's Chief Executive Officer loans the Company money for operations from time to time, but there is no commitment between the Company and Ms. Basu to do so.  The balance as of June 30, 2004, and December 31, 2003, was $166,282 and $146,113, respectively.

On April 1, 2004, Ms. Basu entered into an employment agreement with Healthcare Business Services Groups, Inc., a Delaware corporation (“Healthcare”) pursuant to which Ms. Basu serves as the Chief Executive Officer, Vice President, Chief Operation Officer and Treasurer.  Pursuant to the employment agreement, Ms. Basu receives compensation of $5,000 per month, a bonus of 25% of the gross receipts of Healthcare payable monthly with a minimum bonus of $45,000 per month, six weeks of paid vacation, and an S500 Mercedes Benz (or equivalent type) car allowance covering all automobile related expenses, and annual equity based compensation of a minimum of one (1) million shares of common stock of Healthcare.

Ms. Basu, who is also our Majority Shareholder, will approve Proposal 3 (regarding the amendment of our 2004 Non-Qualified Stock Option Plan) and ratify Proposal 5 (regarding the repeal of our former Bylaws and the adoption of our Amended Bylaws), and Proposal 6 (regarding the removal of a Director).  Ms. Basu will receive 1,200,000 shares of Common Stock pursuant to the Amended 2004 Non-Qualified Stock Option Plan.  As a result of the action that Ms. Basu will ratify in Proposal 5 and Proposal 6, Ms. Basu, via signed written consent, was able to approve her appointment to our Board of Directors on November 12, 2004.

Narinder Grewal, MD, a nominee for director, is the Company's largest client.  Dr. Grewal is an anesthesiologist and pain management specialist.  He also operates a surgery center that is not otherwise affiliated with the Company or the Company's Surgery Center line of business.  The Company provides Dr. Grewal with medical billing and other administrative services.  The Company generates approximately 30% of its revenues from the services that it provides to Dr. Grewal.  The Company has had a relationship with Dr. Grewal for eight years.

The Company also provides services to Bharati Shah, MD, a nominee for director.  The Company receives less than 5% of its revenue from Dr. Shah.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's  directors, executive officers and persons who own more than 10% of a class of the Company's equity securities which are registered under the Exchange Act to file with the  Securities  and  Exchange  Commission (the “Commission” or the “SEC”) initial  reports of ownership  and reports of changes of  ownership of such  registered  securities.  Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

Based on stockholder filings with the SEC, Chandana Basu, Christopher Madero, Narinder Grewal, MD and Bharati Shah, MD are subject to Section 16(a) filing requirements.  Bharati Shah failed to file a report on Form 3 after becoming a director of the Company during the Company’s most recent fiscal year.  To the  Company's  knowledge,  based  solely on a review  of the  copies of such reports  furnished to the Company and on  representations  that no other reports were  required, no person  (other than Ms. Shah) required  to file such a report  failed to file on a timely basis during the Company’s most recent fiscal year.

Meetings, Attendance and Consent of the Board of Directors

During the year ended December 31, 2003, the Board of Directors held two (2)  meetings in person.  All of the Directors of the Board of Directors executed fourteen (14) Consents to Action Without a Meeting of the Board of Directors during the current fiscal year.

No Standing Audit, Nominating or Compensation Committee

We have no standing audit, nominating, compensation committee, or any other committees of the Board of Directors and therefore there were no committee meetings.  Our Board of Directors believes that it is appropriate for us not to have a nominating committee because Chandana Basu, our Majority Shareholder, makes such nominations and has the ability, voting solely her shares of Common Stock, to have such nominations approved at an annual or special meeting, or by written consent to action, of our stockholders.

Security Holder Communications with Our Board of Directors

Our Board of Directors accepts all written communications from security holders.  Security holders wishing to communicate with our Board of Directors may send written communications directly to Chandana Basu, Director, at 1126 West Foothill Blvd., Suite 105, Upland, California 91786.

Executive Compensation

Compensation paid to Officers and Directors is set forth in the Summary Compensation Table below.  The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.

SUMMARY COMPENSATION TABLE(1)
		Annual Compensation(2)

Name & Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation

Chandana Basu (3)	2004	$ 60,000	$ 540,000
CEO

Robert W. Burley	2004	$ 0
Former CEO	2003	$ 0
	2002	$ 0

(1)

Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation.

(2)

The Company anticipates that the amount listed for fiscal year 2004 for each officer and director or former officer and director will be their compensation for the fiscal year ending December 31, 2004.

(3)

Chandana Basu receives as salary of $5,000 per month and a minimum bonus of $45,000 per month pursuant to an employment agreement with Healthcare.

Security Ownership of Management and Certain Security Holders

The following table sets forth information as of November 24, 2004 with respect to the beneficial ownership of the common stock by (i) each director and officer of the Company, (ii) all directors and officers as a group and (iii) each person known by the Company to own beneficially 5% or more of the common stock:

Name and Address of Beneficial Owners	Shares of Common Stock Beneficially Owned (1)
	Number	Percent

Chandana Basu (2)	25,150,000	84.5%

Narinder Grewal, MD (2)	None	0%

Bharati Shah, MD (2)	None	0%

Robert W. Burley (3)	900,000 (4)	3.0%

All officers and directors	25,150,000	84.5%
as a group (4 people)

(1)

The  number of shares of  common  stock  owned are those  "beneficially owned" as  determined  under the rules of the  SEC,  including  any shares of common stock as to which a person has sole or shared voting or investment  power and any shares of common stock which the person has the right to acquire  within 60 days through the exercise of any option,  warrant or right.  As of November 24, 2004, there were 29,774,650 shares of common stock outstanding.

(2)

The business address of the Company’s officers and directors is 1126 West Foothill Blvd, Suite 105, Upland, California 91786.

(3)

Robert W. Burley no longer owns more than five percent (5%) of the Company’s common stock, however, as the Company’s former Chief Executive Officer, he is a named executive.  His business address is 2770 S. Maryland Parkway, Suite 402, Las Vegas, Nevada 84109.

(4)

Includes 487,270 shares held by Robert W. Burley; 212,730 shares held by Linda B. Burley and 200,000 shares held by Financial Marketing Inc. (“FMI”).  Robert W. Burley, former President, Treasurer, CEO and Linda B Burley, former Secretary are husband and wife and the beneficial owners of the shares held by FMI.

Change in Control Since the Beginning of the Company’s Last Fiscal Year

On April 23, 2004, the Company acquired 100% of the issued and outstanding shares of Healthcare.  As part of the same transaction on May 7, 2004, the Company acquired 100% of the issued and outstanding shares of AutoMed Software Corp., a Nevada corporation (“AutoMed”), and 100% of the membership interests of Silver Shadow Properties, LLC, a Nevada single member limited liability company (“Silver Shadow”).  We previously disclosed these transactions on a Form 8-K filed with the Securities and Exchange Commission on May 17, 2004.  These transactions are collectively referred to herein as the “Exchange” or the “Acquisition.”  The Company acquired Healthcare, AutoMed, and Silver Shadow from Chandana Basu, the sole owner, in exchange for 25,150,000 newly issued treasury shares of the Company’s common stock.  As a result of these transactions, Chandana Basu assumed control over the Company.  Ms. Basu currently owns 83.1% of the Company’s Common Stock.  Prior to these transactions, Robert W. Burley and Linda B. Burley controlled the Company.

Proposal 2

Certificate of Amendment to Articles of Incorporation

to Change the Company’s Name

What is the Majority Shareholder Approving?

Our Majority Shareholder, will approve a Certificate of Amendment to our Articles of Incorporation to change our name to Healthcare Business Services Groups, Inc.  Upon approval, the Board of Directors will instruct the officers to file as soon as practicable a Certificate of Amendment with the Nevada Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment.  Once effective, we will no longer be named “Winfield Financial Group, Inc.”

What is the Purpose of the Amendment?

We are changing our name as a result of a change in our business focus and the Company’s transfer of the use of the name “Winfield Financial Group, Inc.” to former officers and directors.  As discussed above, under “Change in Control Since the Beginning of the Company’s Last Fiscal Year,” on  April  23,  2004,  we acquired  100%  of  the  issued and outstanding  shares  of  Healthcare. As part of the same transaction on May 7, 2004, we  acquired  100%  of  the  issued  and  outstanding  shares of AutoMed and 100% of the membership interests of Silver Shadow.  As a result of these transactions, we changed our business focus.

The Company is a medical reimbursement consulting firm dedicated to helping medical practices become more efficient and save money by allowing them to out-source their insurance processing and medical billing to an expert reimbursement service.  Most of our operations are conducted through Healthcare.  Healthcare currently provides medical billing services to various health care providers within the United States.  We believe that the new name better reflects our business focus.

In addition, Robert W. Burley and Linda B. Burley, former directors and officers, and the Company agreed that Robert W. Burley would cancel 1,835,000 shares of Common Stock owned by him and that Linda B. Burley would cancel 805,000 shares of Common Stock owned by her.  In consideration for canceling these shares, the Company agreed to transfer certain intangible rights owned by the Company which included the use of the name “Winfield Financial Group, Inc.” to Robert W. Burley and Linda B. Burley.

Is the Company Asking for My Proxy?

Our Majority Shareholder will approve the amendment to our Articles of Incorporation as set forth above.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

Proposal 3

Approval of the Amended 2004 Non-Qualified Stock Option Plan

What is the Majority Shareholder Approving?

On November 17, 2004, the Company’s Board of Directors adopted, subject to the approval of our Majority Shareholder, the Amended 2004 Non-Qualified Stock Option Plan (the “Amended NQSO Plan” or the “Amended Plan”) in a form substantially similar to the attached Appendix B.  The following is a summary of the material features of the Amended Plan.

What is the Purpose of the Amended Plan?

The purpose of the Amended Plan is to promote the financial success and interests of the Company and materially increase shareholder value by giving incentives to officers and other employees and directors of, and consultants and advisors to,  the  Company and  any present or future subsidiaries of the Company by providing opportunities to acquire stock of the Company.  The Company originally adopted the 2004 Non-Qualified Stock Option Plan (the “NQSO Plan”) covering 500,000 shares of Common Stock, all of which were issued to one of its consultants.  The Company is amending the NQSO Plan to cover a total of 2,500,000 shares of Common Stock for issuances to employees, officers, directors, consultants or advisors that will provide services to the Company.  The material features of the NQSO Plan are the same as the material features of the Amended Plan (discussed in this Proposal 3), except for the number of shares covered thereby.

Who is eligible to participate in the Amended Plan?

The Amended Plan will provide an opportunity for any employee, officer or director of, or consultant or advisor to the Company or any related corporation (the “Participants”) to receive a grant of options to purchase shares of our Common Stock (“Options”) or a grant of awards of our Common Stock (“Awards) as well as opportunities for such persons to purchase shares of our Common Stock (“Purchases”).  We currently have twenty-one (21) full-time employees (including our officers and one director) and two (2) additional directors who would be eligible to participate in the Amended Plan.  We use various consultants and advisors, the approximate number of which we cannot determine, who would also be eligible to participate in the Amended Plan.  There are no other eligibility requirements such as length of service or full-time commitment to be eligible to participate in the Amended Plan.

Chandana Basu, our Chief Executive Officer and Majority Shareholder, will receive an Award of 1,200,000 shares of Common Stock pursuant to the Amended Plan.  It is not possible to determine the benefits or amounts that will be received by or allocated to other specific persons or classes of persons under the Amended Plan.

Options, Awards and Purchases under the Amended Plan will not qualify for deferred compensation under the Internal Revenue Code of 1986 as amended from time to time (the “Code”).  As such, the value of any Awards and the exercise or vesting of any Options or Purchases for an amount less than the fair market value thereof, as determined by our Board of Directors or designated Committee in its sole discretion, will be considered to be compensation with respect to which the Company reserves the right to withhold income taxes.

Who will administer the Amended Plan?

Our Board of Directors or a Committee appointed by our Board of Directors will, in its sole discretion, administer the Amended Plan.  The members of any Committee appointed by our Board of Directors may be employees or non-employees.  In making determinations to grant Options or Awards or authorize Purchases, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board and/or Committee in its discretion shall deem relevant.

How much Common Stock is subject to the Amended Plan?

The maximum aggregate number of shares of our Common Stock reserved for Options, Awards and Purchases under the Amended Plan will be 2,500,000 shares.  The market value of the Common Stock is $0.30 based on the last sale price as reported on the over-the-counter Bulletin Board as of November 24, 2004.  The Company will receive services as consideration for the grant of Options and Awards or the authorization of Purchases.

What is the exercise price and expiration date of Options and Purchases under the Amended Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted or Purchases authorized under the Amended Plan which exercise price shall be set forth in the agreement evidencing the Option or Purchase.  Such exercise price shall in no event be less than the $.001 par value per share of the Company’s Common Stock.

What equitable adjustments will be made in the event of certain corporate transactions?

In the event of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction involving our Common Stock, the administrator will make appropriate equitable adjustments, if any, to the shares of Common Stock authorized for issuance under the Amended Plan, the shares of Common Stock subject to any then outstanding Options under the Amended Plan, and the purchase price of such shares of Common Stock as to which Options are outstanding.

What happens to Options upon termination of employment or other relationships?

Upon termination of employment or other relationships with the Company or a related company for any reason including death, the Board of Directors or a Committee appointed by our Board of Directors will determine the period of time during which an Option may be exercised, which period will be set forth in the agreement evidencing the Option.

May the Amended Plan be modified, amended or terminated?

The Board may at any time, and from time to time, modify, amend or terminate the Amended Plan.  No such modification, amendment or termination may adversely affect outstanding Options.

The description of the Amended Plan is qualified in all respects by the actual provisions of the Amended Plan, which is attached to this information statement as Appendix B.

Is the Company Asking for My Proxy?

Our Majority Shareholder will approve the adoption of the Amended 2004 Non-Qualified Stock Option Plan covering 2,500,000 shares of our Common Stock.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

Proposal 4

Ratification of Increase in Authorized Common Stock

What is the Majority Shareholder Ratifying?

Our Majority Shareholder will ratify an amendment to our Articles of Incorporation that became effective upon filing with the Secretary of State of the State of Nevada on April 22, 2004, to increase the authorized shares to 50,000,000 shares of common stock, to reauthorize the par value of $.001 per share of common stock (the “Common Stock”) and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock (the “Preferred Stock”).  A copy of the Certificate of Amendment is attached hereto as Appendix C.

What is the Purpose of the Amendment?

The increase in authorized Common Stock was intended to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, to attract, or to retain and motivate key employees.  As of April 21, 2004, the date on which our Board of Directors and a majority of our shareholders gave their written consent, we had 5,764,650 shares of Common Stock issued and outstanding and were authorized to issue 20,000,000 shares of Common Stock.  The Board of Directors believed that it was in our best interest to authorize the Board to issue 50,000,000 shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet the aforementioned business needs as they arise without the expense and delay of a Special Meeting of stockholders.  The Company issued 25,150,000 shares of Common Stock to Chandana Basu to acquire Healthcare, AutoMed and Silver Shadow, as discussed in “Proposal 1, under the heading “Change in Control Since the Beginning of the Company’s Last Fiscal Year.”  The Board of Directors believes that the availability of such shares would provide us with continued flexibility to issue Common Stock for proper corporate purposes.

When were You Required to Provide Me with Information Concerning this Proposal 4?

Although we failed to do so, SEC Rule 14c-2(b) required that we send you an information statement on Schedule 14C at least twenty (20) calendar days prior to the earliest date on which our management took  action  pursuant  to stockholders' consent.  Our Directors approved this Proposal 4 on April 21, 2004, via signed written consent pursuant to Section 78.315 of the Nevada Revised Statutes ("Nevada Law") and Article II, Section 2.12 of our Bylaws.  On that same date, a majority of our shareholders approved this Proposal 4 via signed written consent pursuant to Nevada Law, Section 78.320 and our Bylaws, Article I, Section 1.12.  Acting on its own behalf, our management verbally solicited the consents of a majority of our shareholders.  Our Articles of Incorporation do not limit foregoing written consents.  The number of shares of the Company outstanding at the time of adoption of the matters addressed in this Proposal 4 was 5,764,650 and the number of shares entitled to vote thereon was the same.  The number of shares consenting to the action was 3,340,000 (or 58%).  Our management took immediate action pursuant to the foregoing consents.  Our Majority Shareholder will ratify this Proposal 4 at the Annual Meeting.

What is the Effect of Noncompliance and Ratification?

The Company’s failure to comply with Section 14 of the Exchange Act and Rule 14c-2(b) did not prevent the increase in our authorized shares or the reauthorizations under Nevada law.  Stockholders of a Nevada corporation may approve an amendment to the articles of incorporation via written consent pursuant to Nevada Law, Section 78.320 without a meeting of such stockholders, without prior notice and without a vote.

The Company is not subject to any liability under Nevada Law for failing to comply with Section 14 of the Exchange Act and Rule 14c-2(b).  The Company may, however, be subject to liability under federal law.  The Company may be subject to SEC investigation, injunction and/or civil penalty pursuant to Section 21 of the Exchange Act.  In the event that the Company is liable under any provision of the Exchange Act, the Company’s officers, directors and significant stockholders would be jointly and severally liable to the same extent as the Company pursuant to Section 20(a) of the Exchange Act.

Ratification by our Majority Stockholder will not affect the Company’s prior lack of compliance with Section 14 of the Exchange Act or Rule 14c-2(b).  Ratification will not affect the Company’s liability under Section 21, or joint and several liability of the Company’s officers, directors and significant stockholders under Section 20(a), of the Exchange Act.

Is the Company Asking for My Proxy?

Our Majority Shareholder will ratify the amendment of our Articles of Incorporation to increase the authorized shares to 50,000,000 shares of common stock, to reauthorize the par value of $.001 per share of Common Stock and to reauthorize 5,000,000 shares of Preferred Stock with a par value of $.001 per share of Preferred Stock.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

Proposal 5

Ratification of the Repeal of Former Bylaws and the Adoption of Amended Bylaws

What is the Majority Shareholder Ratifying?

Our Majority Shareholder will ratify the repeal of our former Bylaws as filed with the Commission on September 26, 2002, as Exhibit 3.2 to the Company’s registration statement on Form 10-SB, including any amendments to said Bylaws that may have been adopted, but not filed with the Commission which became effective November 12, 2004.  Our Majority Shareholder will also ratify the adoption of our Amended Bylaws which contemporaneously became effective with the repeal of our former Bylaws.  A copy of our Amended Bylaws is attached hereto as Appendix D.

What is the Purpose of the Repeal of Former Bylaws and the Adoption of Amended Bylaws?

Our Majority Shareholder repealed our former Bylaws and adopted our Amended Bylaws to provide more flexibility regarding shareholders’ ability to fill vacancies on our Board and to clearly state the circumstances under, and the persons for which, the Company will provide indemnification.  Our Majority Shareholder will ratify this Proposal 5 at the Annual Meeting.

Our former Bylaws restricted our shareholders’ ability to fill vacancies created on our Board.  Our former Bylaws provided, among other things, that a vacancy on the Board created by a resignation could be filled by our shareholders at any regular or special meeting or any adjourned meeting thereof (but not by written consent) or the remaining director(s) by the affirmative vote of a majority thereof.  Our Amended Bylaws allow our shareholders to fill vacancies on our Board by written consent.

Our former Bylaws provided that the Company “shall indemnify any director, officer, employee or agent of the corporation, or any person serving in any such capacity of any other entity or enterprise at the request of the corporation . . .;” however, the former Bylaws further provided that the Company “may, but [sic] shall not be required to, indemnify any person where such  person acted in good faith and in a  manner  reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or  proceeding, where there was not reasonable cause to believe the conduct was unlawful.”  Our Amended Bylaws clearly state that the Company shall indemnify its officers and directors if it is determined that the officer or director (a) conducted himself in good faith, (b) reasonably believed, in the case of his conduct as an officer or director, that his conduct was in the Company's best interests and, in all other cases, that his conduct was at least not opposed to the Company's best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an officer or director is found liable to the Company, or is found liable on the basis that personal benefit was improperly received by the  officer or director, the indemnification (i) is limited to reasonable expenses actually incurred by the officer or director in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the officer or director shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.

Is the Company Asking for My Proxy?

Our Majority Shareholder will ratify the repeal of our former Bylaws and the adoption of our Amended Bylaws, both of which actions were effective on November 12, 2004.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as  no further shareholder approval is either required or sought.

Proposal 6

Ratification of the removal of Dr. Thomas Guthrie as a Director

What is the Majority Shareholder Ratifying?

Our Majority Shareholder will ratify the removal of Dr. Thomas Guthrie as a Director of the Company.  Dr. Guthrie had served as a Director of the Company since its inception on May 2, 2000, during the period when the Company was a business broker, primarily representing sellers and offering its clients' businesses for sale.  As a result of the Acquisition, the Company changed its business focus and is now is a medical billing service provider.  To the best knowledge of our Majority Shareholder, Dr. Guthrie did not have any prior experience in the medical billing industry.  Our Majority Shareholder, who founded our medical billing business, believing it to be in the best interest of the Company, removed Dr. Guthrie as a Director and appointed herself to fill the vacancy created thereby.

What is the Purpose of the Removal?

Chandana Basu, our Majority Shareholder, removed Dr. Thomas Guthrie from the Board as part of an initiative to fill the Board with people who have a background and experience in medicine, medical billing, medical billing software, and/or the construction, development and operation of surgery centers.  Ms. Basu, who has operated our medical billing line of business for the past fourteen (14) years, appointed herself as a Director of the Company.  Ms. Basu is up for election as a Director as provided above in Proposal 1.  Ms. Basu, who is also our Majority Shareholder, will ratify this Proposal 6 at the Annual Meeting.

Is the Company Asking for My Proxy?

Our Majority Shareholder will ratify the removal of Dr. Thomas Guthrie as a Director of the Company.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as no further shareholder approval is either required or sought.

Proposal 7

Ratification of the appointment of Kabani & Company, Inc.

as the Company’s Independent Auditors

The Board of Directors has ratified our officers’ selection of Kabani & Company, Inc., Certified Public Accountants (“Kabani”), as independent auditors for the Company for fiscal year 2004.  Our Majority Shareholder will ratify such appointment.  Kabani has served as the Company’s independent auditors since November 6, 2004, after succeeding Malone & Bailey, PC (formerly Malone & Bailey, PLLC) (“Malone”).  Malone audited the Company’s financial statements for the fiscal years ended December 31, 2002 and December 31, 2003.

The Company does not anticipate that a representative from Kabani or Malone will be present at the annual shareholders meeting.  In the event that a representative of Kabani or Malone is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Effective October 28, 2004, the  client auditor  relationship  between the Company and Malone ceased as the former accountant was dismissed.  Effective November 6, 2004, the Company engaged Kabani as its principal independent public accountant for the fiscal year ended December 31, 2004.  The decision to change accountants was recommended and approved by the Company’s Board of Directors on November 12, 2004.

Malone’s report on the financial statements of the Company for the fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company’s ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended  December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, there have been no disagreements, except for one disagreement (discussed below) that has been resolved, between Malone and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s financial statements.

There was one disagreement between Malone and the Company (the “Disagreement”) which was resolved on September 28, 2004.  The fourth paragraph to Note 1 of the December 31, 2003 financial statements filed with the Securities and Exchange Commission (the “Commission”) on Form 8-K/A on November 5, 2004, says, “Winfield, through a trust account owned by its clients, bills and collects on medical billings.  Winfield controls the account through which all of the money is deposited.  Winfield retains a percentage of the collection as a fee, typically 10%, and remits the balance to the clients.”  In Note 12, the third paragraph says, in part, “Through June 4, 2004, Winfield borrowed $181,427 from [this same] account that Winfield controls on behalf of Winfield’s clients.”  Since June 4, 2004, Winfield has said they actually owed a much smaller amount to this account, but have been unable to provide adequate documentation or properly reconcile this account to Winfield’s books.  The Company’s Board of Directors discussed the Disagreement with Malone, the former accountant.  After such discussions, the Company took the following actions: 1) conceded to utilize the numbers prepared by Malone that were included in Note 12 of the December 31, 2003 financial statements; and 2) made adjustments to the Company’s books and records per Malone’s numbers.  The foregoing actions taken by the Company resolved the Disagreement.

There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company’s fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

The Company authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company’s independent accountant.  The Company requested that Malone review the disclosure and Malone was given an opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in the report of Form 8-K filed with the Commission on November 24, 2004, and the report of Form 8-K/A filed with the Commission on December 8, 2004.  Malone furnished two letters, the first of which was filed as Exhibit 16.1 to such report on Form 8-K, and the second of which was filed as Exhibit 16.2 to such report on Form 8-K/A.

The Company did not previously consult with Kabani regarding  either (i) the  application  of accounting  principles to a specific completed or contemplated  transaction;  (ii) the type of audit  opinion that might be rendered on the Company's financial statements; (iii) the Disagreement;  or (iv) a reportable  event (as provided in Item 304(a)(iv)(B)  of  Regulation  S-B) during the Company’s fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

Kabani reviewed the Company’s disclosure required by Item 304 of Regulation S-B before it was filed with the Commission and was provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it did not agree with the statements made by the Company in response to Item 304.  Kabani did not furnish a letter to the Commission.

Audit Fees

The aggregate fees billed by Malone for professional services rendered for the audit of the Company’s annual financial statements for, and the reviews of the Company’s financial statements included in the Company’s Forms 10-QSB during, the fiscal year ended December 31, 2003, were $46,500.

Financial Information Systems Design and Implementation Fees

Malone did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2003.

All Other Fees

There were no fees billed by Malone other than those fees discussed in Audit Fees.

Is the Company Asking for My Proxy?

Our Majority Shareholder will ratify the appointment of Kabani & Company, Inc., Certified Public Accountants, as independent accounts for the Company for fiscal year 2004.  Therefore, the Company is not asking for your proxy, and the Company requests that you do not send a proxy, as  no further shareholder approval is either required or sought.

Other Matters

The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others.

By Order of the Board of Directors

/s/ Chandana Basu

Chandana Basu

Director

December 10, 2004

Appendix A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

WINFIELD FINANCIAL GROUP, INC.

2. The articles have been amended as follows (provide article numbers, if available):

1.

Name of Company:

The name of the company is HEALTHCARE BUSINESS SERVICES GROUPS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 25,150,000 out of

.

4. Effective date of filing (optional):

, 2004

5. Officer Signature: /s/ Chandana Basu

Appendix B

AMENDED 2004 NON-QUALIFIED STOCK OPTION PLAN

1.

Purpose.  This Amended 2004 Non-Qualified Stock Option Plan (the “Plan”) is intended to promote the financial success and interests of Winfield Financial Group, Inc. (the “Company”) and materially increase shareholder value by giving incentives to the eligible officers and other employees and directors of, and consultants and advisors to, the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”) through providing opportunities to acquire stock in the Company.  As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the “Code”).  Any proceeds of cash or property received by the Company for the sale of Winfield Financial Group, Inc. Common Stock pursuant to options granted under this Plan will be used for general corporate purposes.

2.

Structure of the Plan.  The Plan permits the following separate types of grant:

A.  Options may be granted hereunder to purchase shares of common stock of the Company.  These options will not qualify as Incentive Stock Options.  The Non-Qualified Options are sometimes referred to hereinafter as “Options”.

B.  Awards of stock in the Company (“Awards”) may be granted.

C. Opportunities to make direct purchases of stock in the Company (“Purchases”) may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as “Stock Rights”.

 3.

Administration of the Plan.

A.  The Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder.  No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

B.  The Board may, to the full extent permitted by and consistent with applicable law and the Company’s By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the “Committee”) appointed by the Board.  If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

C.  Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

D.  If the Company registers (or has registered) any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option (collectively, the “Transaction”) shall be determined by (i) the entire Board; (ii) a committee of the Board that is composed solely of two or more Non-Employee Directors (within the meaning of Rule 16b-3(b)(3) and Rule 16b-3(d)(1)); or (iii) pursuant to Rule 16b-3(d)(2), the affirmative votes or written consents of the holders of a majority of the securities so registered and entitled to vote approving or ratifying the Transaction; provided that such ratification occurs no later than the date of the next annual meeting of shareholders

4.

Eligible Employees and Others.  Non-Qualified Options, Awards, and authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.  In making such determinations, the Board and/or the Committee may take into account the nature of the services rendered by such person, his or her present  and potential  contribution to the Company’s success, and such other factors as the Board and/or Committee in its discretion shall deem relevant.  The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

5.

Stock.  The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares which may be issued under the Plan is Two Million Five Hundred Thousand (2,500,000), subject to adjustment as provided in Paragraph 13.  If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.  No fractional shares of Common Stock shall be issued, and the Board and/or Committee shall determine the manner in which fractional share value shall be treated.

6.

Option Agreements.  As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve.  These option agreements may differ among recipients.  The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan.

7.

Option Exercise Price.

A.  Subject to Subparagraph 3D of this Plan and Subparagraph B of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option (“exercise price”) shall be determined by the Board.

B.  The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

8.

Cancellation and New Grant of Options, Etc.  The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options.

9.

Exercise of Options.

A.  Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. The partial exercise of an option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Board may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

B.  Options granted under the Plan may provide for payment of the exercise price plus taxes (as provided in Section 22, below) by any of the following methods:

(i)

In cash, by wire transfer, by certified or cashier’s check, or by money order; or

           (ii)

By delivery to the Company of an exercise notice that requests the Company to issue to the  Optionee  the full  number  of  shares as to which the Option is then exercisable,  less the  number  of shares  that have an  aggregate  Fair Market Value,  as  determined by the Board in its sole discretion  at the time of exercise, equal to the aggregate purchase price of the shares to which such exercise relates.  (This  method of exercise allows the Optionee to use a portion of the shares issuable at the time of  exercise  as  payment for the shares to which the option relates and is often referred to as a "cashless exercise." For example, if the Optionee elects to exercise 1,000 shares at an exercise price of $0.25 and the current  Fair Market Value of the shares on the date of exercise is $1.00,  the  Optionee can use 250 of the 1,000 shares at  $1.00 per share to pay for the  exercise  of the entire  Option  (250 x  $1.00 = $250.00) and receive only the remaining 750 shares.)

For purposes of this section, " Fair Market Value” shall be defined as the average closing price of the common stock (if actual sales price information on any trading day is not available, the closing bid price shall be used) for the five trading days prior to the Date of Exercise of this Option (the “Average Closing Bid Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the common stock is not traded on NASDAQ, the Average Closing Bid Price in the over-the-counter market; provided, however, that if the common stock is listed on a stock exchange, the Fair Market Value shall be the Average Closing Bid Price on such exchange; and, provided further, that if the common stock is not quoted or listed by any organization, the fair value of the common stock, as determined by the Board of Directors of the Company, whose determination shall be conclusive, shall be used).  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

10.

Option Period.  Subject to earlier termination under other provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement.

11.

Nontransferability of Options.  Options shall not be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, except to the extent otherwise provided in the agreement evidencing the Option, shall be exercisable only by the optionee.

12.

Effect of Termination of Employment or Other Relationship.  Subject to all other provisions of the Plan, the Board shall determine the period of time during which an Optionee may exercise an Option following (i) the termination of the optionee’s employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee.  Such periods shall be set forth in the agreement evidencing the Option.

13.

Adjustments.

A.  If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments.

B.  Any adjustments under this Paragraph 13 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

14.

Rights as a Shareholder.  The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.

Merger, Consolidation, Asset Sale, Liquidation, Etc.

A.  Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company (each, a "Change in Control"), the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options:  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time (“Accelerated Vesting Date”) prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time (“Accelerated Expiration Date”) following the Accelerated Vesting Date unless exercised by the Optionee prior to the Accelerated Expiration Date; provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option.  The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board’s determination of such fair market value shall be final, binding and conclusive.

B.  In the event of a Change in Control and to the extent the rights described in this Section 15B are not already substantially provided to each Qualified Option Recipient (as defined below) by the Board (or the board of directors of any corporation assuming the obligations of the Company) pursuant to Section 15A, beginning on the date which is 180 days from the date of such Change in Control, each Qualified Option Recipient shall have the right to exercise and receive from the Company or its successor their respective Acceleration Amount (as defined below).  A "Qualified Option Recipient" is defined as an option recipient hereunder who both (A) has maintained a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor for the 180 days immediately prior to the Change in Control and (B) on the date which is 180 days after the date of the Change in Control, either (i) maintains a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor or (ii) fails to maintain a relationship as an employee, officer or director of, or consultant or advisor to, the Company or its successor by reason of having such relationship terminated by the Company or its successor other than for Cause, where "Cause" means willful misconduct or willful failure of the option recipient to perform the responsibilities of such option recipient's agreed-upon business relationship with the Company or its successor, including without limitation such option recipient's breach of any provision of any employment, consulting, nondisclosure, non-competition or similar agreement between the option recipient and the Company.  With respect to each Qualified Option Recipient, the "Acceleration Amount" shall mean the lesser of (a) the number of additional shares of Common Stock (or their equivalent) which would have become vested pursuant to their option agreement over the twelve (12) month period following the date of the Change in Control or (b) fifty percent (50%) of the shares of Common Stock (or their equivalent) which had not yet vested pursuant to their option agreement as of the date of the Change in Control.  The Board and, where applicable, the board of directors of any corporation assuming the obligations of the Company, shall take all necessary action to accomplish the purposes of this Section 15B, including all such actions as are necessary to provide for the assumption of such obligation upon the Change in Control.

C.  The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation.  The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

D.  In the event of a Change in Control and with respect thereto, the rights and responsibilities of holders of Stock Rights pursuant to this Plan shall be governed first and foremost by the Company's agreement with the respective recipient of such Stock Rights and then, to the extent applicable, by the terms of this Section 15.

16.

Stock Restriction Agreement.  As a condition to the grant of an Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement (“Stock Restriction Agreement”) in such form not inconsistent with the Plan as may be approved by the Board.  Stock Restriction Agreements may differ among recipients.  Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

17.

No Special Employment Rights.  Nothing contained in the Plan or in any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any Optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.

Other Employee Benefits.  Except as to plans which by their terms include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

19.

Amendment of the Plan.

A.  The Board may at any time, and from time to time, modify or amend the Plan in any respect.

B.  The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee’s rights under an Option previously granted.  With the consent of the Optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan.  The Board shall have the right to amend or modify (i) the terms and provisions of the Plan, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20.

Investment Representations.  The Board may require any person to whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person’s own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

21.

Compliance With Securities Laws.  Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board.  Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

22.

Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired pursuant to a Stock Right.  The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee’s payment of such additional withholding taxes by 1) additional withholding if the Optionee is an existing employee with respect to whom the Company withholds taxes on the date of exercise (or such other time as the Company’s obligation to withhold taxes may accrue); or 2) direct payment of the required withholding to the Company.  The Compensation Committee of the Board of Directors or the Board of Directors, as applicable, in their sole discretion, shall determine the amount of taxes that are required to be withheld.

23.

Effective Date and Duration of the Plan.

A.  The Plan shall become effective when adopted by the Board, and Stock Rights granted under the Plan shall become exercisable upon the Board’s approval of the Plan.  Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

B.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board.  Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.

Adopted by the Board of Directors on November 17, 2004

Appendix C

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation:

WINFIELD FINANCIAL GROUP, INC.

2. The articles have been amended as follows (provide article numbers, if available):

4.

Authorized Shares:

The capitalization of the corporation is amended to increase the authorized shares to Fifty Million (50,000,000) shares of common stock, to reauthorize the par value of $.001 per share of common stock and to reauthorize 5,000,000 shares of preferred stock with a par value of $.001 per share of preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 3,340,000 shares.

4. Effective date of filing (optional):

5. Officer Signature: /s/ Robert W. Burley, President

Appendix D

AMENDED BYLAWS

OF

WINFIELD FINANCIAL GROUP, INC.

a Nevada corporation

ARTICLE 1.

DEFINITIONS

1.1

Definitions.  Unless the context clearly requires otherwise, in these Bylaws:

(a)

“Board” means the board of directors of the Company.

(b)

“Bylaws” means these bylaws as adopted by the Board and includes amendments subsequently adopted by the Board or by the Stockholders.

(c)

"Articles of Incorporation" means the Articles of Incorporation of Winfield Financial Group, Inc., as filed with the Secretary of State of the State of Nevada and includes all amendments thereto and restatements thereof subsequently filed.

(d)

"Company" means Winfield Financial Group, Inc., a Nevada corporation.

(e)

"Section" refers to sections of these Bylaws.

(f)

"Stockholder" means stockholders of record of the Company.

1.2

Offices.  The title of an office refers to the person or persons who at any given time perform the duties of that particular office for the Company.

ARTICLE 2.

OFFICES

2.1

Principal Office.  The Company may locate its principal office within or without the state of incorporation as the Board may determine.

2.2

Registered Office.  The registered office of the Company required by law to be maintained in the state of incorporation may be, but need not be, the same as the principal place of business of the Company.  The Board may change the address of the registered office from time to time.

2.3

Other Offices.  The Company may have offices at such other places, either within or without the state of incorporation, as the Board may designate or as the business of the Company may require from time to time.

ARTICLE 3.

MEETINGS OF STOCKHOLDERS

3.1

Annual Meetings.  The Stockholders of the Company shall hold their annual meetings for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings at such time, date and place as the Board shall determine by resolution.

3.2

Special Meetings.  The Board, the Chairman of the Board, the President or a committee of the Board duly designated and whose powers and authority include the power to call meetings may call special meetings of the Stockholders of the Company at any time for any purpose or purposes.  Special meetings of the Stockholders of the Company may also be called by the holders of at least 30% of all shares entitled to vote at the proposed special meeting.

3.3

Place of Meetings.  The Stockholders shall hold all meetings at such places, within or without the State of Nevada, as the Board or a committee of the Board shall specify in the notice or waiver of notice for such meetings.

3.4

Notice of Meetings.  Except as otherwise required by law, the Board or a committee of the Board shall give notice of each meeting of Stockholders, whether annual or special, not less than 10 nor more than 50 days before the date of the meeting.  The Board or a committee of the Board shall deliver a notice to each Stockholder entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his address as it appears on the records of the Company, or by transmitting a notice thereof to him at such address by telegraph, telecopy, cable or wireless.  If mailed, notice is given on the date deposited in the United States mail, postage prepaid, directed to the Stockholder at his address as it appears on the records of the Company.  An affidavit of the Secretary or an Assistant Secretary or of the Transfer Agent of the Company that he has given notice shall constitute, in the absence of fraud, prima facie evidence of the facts stated therein.

Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, also shall state the purpose or purposes of the meeting.  Furthermore, if the Company will maintain the list at a place other than where the meeting will take place, every notice of a meeting of the Stockholders shall specify where the Company will maintain the list of Stockholders entitled to vote at the meeting.

3.5

Stockholder Notice.  Subject to the Articles of Incorporation, the Stockholders who intend to nominate persons to the Board of Directors or propose any other action at an annual meeting of Stockholders must timely notify the Secretary of the Company of such intent.  To be timely, a Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 50 days nor more than 90 days prior to the date of such meeting; provided, however, that in the event that less than 75 days' notice of the date of the meeting is given or made to Stockholders, notice by the Stockholder to be timely must be received not later than the close of business on the 15th day following the date on which such notice of the date of the annual meeting was mailed.  Such notice must be in writing and must include a (i) a brief description of the business desired to the brought before the annual meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the Stockholder proposing such business; (iii) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder; and (iv) any material interest of the Stockholder in such business.  The Board of Directors reserves the right to refuse to submit any such proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete.

3.6

Waiver of Notice.  Whenever these Bylaws require written notice, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall constitute the equivalent of notice.  Attendance of a person at any meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  No written waiver of notice need specify either the business to be transacted at, or the purpose or purposes of any regular or special meeting of the Stockholders, directors or members of a committee of the Board.

3.7

Adjournment of Meeting.  When the Stockholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the Stockholders may transact any business which they may have transacted at the original meeting.  If the adjournment is for more than 30 days or, if after the adjournment, the Board or a committee of the Board fixes a new record date for the adjourned meeting, the Board or a committee of the Board shall give notice of the adjourned meeting to each Stockholder of record entitled to vote at the meeting.

3.8

Quorum.  Except as otherwise required by law, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes at any meeting of the Stockholders.  In the absence of a quorum at any meeting or any adjournment thereof, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

If the chairman of the meeting gives notice of any adjourned special meeting of Stockholders to all Stockholders entitled to vote thereat, stating that the minimum percentage of stockholders for a quorum as provided by Nevada law shall constitute a quorum, then, except as otherwise required by law, that percentage at such adjourned meeting shall constitute a quorum and a majority of the votes cast at such meeting shall determine all matters.

3.9

Organization.  Such person as the Board may have designated or, in the absence of such a person, the highest ranking officer of the Company who is present shall call to order any meeting of the Stockholders, determine the presence of a quorum, and act as chairman of the meeting.  In the absence of the Secretary or an Assistant Secretary of the Company, the chairman shall appoint someone to act as the secretary of the meeting.

3.10

Conduct of Business.  The chairman of any meeting of Stockholders shall determine the order of business and the procedure at the meeting, including such regulations of the manner of voting and the conduct of discussion as he deems in order.

3.11

List of Stockholders.  At least 10 days before every meeting of Stockholders, the Secretary shall prepare a list of the Stockholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, showing the address of each Stockholder and the number of shares registered in the name of each Stockholder.  The Company shall make the list available for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting will take place or at the place designated in the notice of the meeting.

The Secretary shall produce and keep the list at the time and place of the meeting during the entire duration of the meeting, and any Stockholder who is present may inspect the list at the meeting.  The list shall constitute presumptive proof of the identity of the Stockholders entitled to vote at the meeting and the number of shares each Stockholder holds.

A determination of Stockholders entitled to vote at any meeting of Stockholders pursuant to this Section shall apply to any adjournment thereof.

3.12

Fixing of Record Date.  For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or Stockholders entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other proper purpose, the Board or a committee of the Board may fix in advance a date as the record date for any such determination of Stockholders.  However, the Board shall not fix such date, in any case, more than 60 days nor less than 10 days prior to the date of the particular action.

If the Board or a committee of the Board does not fix a record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held or the date on which the Board adopts the resolution declaring a dividend.

3.13

Voting of Shares.  Each Stockholder shall have one vote for every share of stock having voting rights registered in his name on the record date for the meeting.  The Company shall not have the right to vote treasury stock of the Company, nor shall another corporation have the right to vote its stock of the Company if the Company holds, directly or indirectly, a majority of the shares entitled to vote in the election of directors of such other corporation.  Persons holding stock of the Company in a fiduciary capacity shall have the right to vote such stock.  Persons who have pledged their stock of the Company shall have the right to vote such stock unless in the transfer on the books of the Company the pledgor expressly empowered the pledgee to vote such stock.  In that event, only the pledgee, or his proxy, may represent such stock and vote thereon.

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections and, except when the law or Articles of Incorporation require otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all other matters.

Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

The Stockholders may vote by voice vote on all matters.  Upon demand by a Stockholder entitled to vote, or his proxy, the Stockholders shall vote by ballot.  In that event, each ballot shall state the name of the Stockholder or proxy voting, the number of shares voted and such other information as the Company may require under the procedure established for the meeting.

3.14

Inspectors.  At any meeting in which the Stockholders vote by ballot, the chairman may appoint one or more inspectors.  Each inspector shall take and sign an oath to execute the duties of inspector at such meeting faithfully, with strict impartiality, and according to the best of his ability.  The inspectors shall ascertain the number of shares outstanding and the voting power of each; determine the shares represented at a meeting and the validity of proxies and ballots; count all votes and ballots; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The certification required herein shall take the form of a subscribed, written report prepared by the inspectors and delivered to the Secretary of the Company.  An inspector need not be a Stockholder of the Company, and any officer of the Company may be an inspector on any question other than a vote for or against a proposal in which he has a material interest.

3.15

Proxies.  A Stockholder may exercise any voting rights in person or by his proxy appointed by an instrument in writing, which he or his authorized attorney-in-fact has subscribed and which the proxy has delivered to the Secretary of the meeting pursuant to the manner prescribed by law.

A proxy is not valid after the expiration of 13 months after the date of its execution, unless the person executing it specifies thereon the length of time for which it is to continue in force (which length may exceed 12 months) or limits its use to a particular meeting.  Each proxy is irrevocable if it expressly states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

The attendance at any meeting of a Stockholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.16

Action by Consent.  Any action required to be taken at any annual or special meeting of stockholders of the Company or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 50 days of the earliest dated consent delivered in the manner required by this section to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company by delivery to its registered office, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 4.

BOARD OF DIRECTORS

4.1

General Powers.  The Board shall manage the property, business and affairs of the Company.

4.2

Number.  The number of directors who shall constitute the Board shall equal not less than 1 nor more than 10, as the Board or majority stockholders may determine by resolution from time to time.

4.3

Election of Directors and Term of Office.  The Stockholders of the Company shall elect the directors at the annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies).  Each director shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.4

Resignations. Any director of the Company may resign at any time by giving written notice to the Board or to the Secretary of the Company.  Any resignation shall take effect upon receipt or at the time specified in the notice.  Unless the notice specifies otherwise, the effectiveness of the resignation shall not depend upon its acceptance.

4.5

Removal. Stockholders holding 2/3 of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

4.6

Vacancies. Any vacancy on the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, a sole remaining director, or the majority stockholders.  Any director elected to fill a vacancy shall hold office until his death, resignation, retirement, removal, or disqualification, or until his successor shall have been elected and qualified.

4.7

Chairman of the Board.  At the initial and annual meeting of the Board, the directors may elect from their number a Chairman of the Board of Directors.  The Chairman shall preside at all meetings of the Board and shall perform such other duties as the Board may direct.  The Board also may elect a Vice Chairman and other officers of the Board, with such powers and duties as the Board may designate from time to time.

4.8

Compensation. The Board may compensate directors for their services and may provide for the payment of all expenses the directors incur by attending meetings of the Board or otherwise.

ARTICLE 5.

MEETINGS OF DIRECTORS

5.1

Regular Meetings.  The Board may hold regular meetings at such places, dates and times as the Board shall establish by resolution.  If any day fixed for a meeting falls on a legal holiday, the Board shall hold the meeting at the same place and time on the next succeeding business day.  The Board need not give notice of regular meetings.

5.2

Place of Meetings.  The Board may hold any of its meetings in or out of the State of Nevada, at such places as the Board may designate, at such places as the notice or waiver of notice of any such meeting may designate, or at such places as the persons calling the meeting may designate.

5.3

Meetings by Telecommunications.  The Board or any committee of the Board may hold meetings by means of conference telephone or similar telecommunications equipment that enable all persons participating in the meeting to hear each other.  Such participation shall constitute presence in person at such meeting.

5.4

Special Meetings.  The Chairman of the Board, the President, or one-half of the directors then in office may call a special meeting of the Board.  The person or persons authorized to call special meetings of the Board may fix any place, either in or out of the State of Nevada as the place for the meeting.

5.5

Notice of Special Meetings. The person or persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by telegraph or in person before the date of the meeting.  If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director.  A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting.  A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

5.6

Waiver by Presence.  Except when expressly for the purpose of objecting to the legality of a meeting, a director's presence at a meeting shall constitute a waiver of notice of such meeting.

5.7

Quorum.  A majority of the directors then in office shall constitute a quorum for all purposes at any meeting of the Board.  In the absence of a quorum, a majority of directors present at any meeting may adjourn the meeting to another place, date or time without further notice.  No proxies shall be given by directors to any person for purposes of voting or establishing a quorum at a directors’ meeting.

5.8

Conduct of Business.  The Board shall transact business in such order and manner as the Board may determine. Except as the law requires otherwise, the Board shall determine all matters by the vote of a majority of the directors present at a meeting at which a quorum is present.  The directors shall act as a Board, and the individual directors shall have no power as such.

5.9

Action by Consent.  The Board or a committee of the Board may take any required or permitted action without a meeting if all members of the Board or committee consent thereto in writing and file such consent with the minutes of the proceedings of the Board or committee.

ARTICLE 6.

COMMITTEES

6.1

Committees of the Board.  The Board may designate, by a vote of a majority of the directors then in office, committees of the Board.  The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer.

6.2

Selection of Committee Members.  The Board shall elect by a vote of a majority of the directors then in office a director or directors to serve as the member or members of a committee.  By the same vote, the Board may designate other directors as alternate members who may replace any absent or disqualified member at any meeting of a committee.  In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may appoint by unanimous vote another member of the Board to act at the meeting in the place of the absent or disqualified member.

6.3

Conduct of Business.  Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as the law or these Bylaws require otherwise.  Each committee shall make adequate provision for notice of all meetings to members.  A majority of the members of the committee shall constitute a quorum, unless the committee consists of one or two members.  In that event, one member shall constitute a quorum.  A majority vote of the members present shall determine all matters.  A committee may take action without a meeting if all the members of the committee consent in writing and file the consent or consents with the minutes of the proceedings of the committee.

6.4

Authority.  Any committee, to the extent the Board provides, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the affixation of the Company's seal to all instruments which may require or permit it.  However, no committee shall have any power or authority with regard to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the Stockholders a dissolution of the Company or a revocation of a dissolution of the Company, or amending these Bylaws of the Company.  Unless a resolution of the Board expressly provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger.

6.5

Minutes. Each committee shall keep regular minutes of its proceedings and report the same to the Board when required.

ARTICLE 7.

OFFICERS

7.1

Officers of the Company.  The officers of the Company shall consist of a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board may designate and elect from time to time.  The same person may hold at the same time any two or more offices.

7.2

Election and Term. The Board shall elect the officers of the Company.  Each officer shall hold office until his death, resignation, retirement, removal or disqualification, or until his successor shall have been elected and qualified.

7.3

Compensation of Officers.  The Board shall fix the compensation of all officers of the Company.  No officer shall serve the Company in any other capacity and receive compensation, unless the Board authorizes the additional compensation.

7.4

Removal of Officers and Agents.  The Board may remove any officer or agent it has elected or appointed at any time, with or without cause.

7.5

Resignation of Officers and Agents.  Any officer or agent the Board has elected or appointed may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Company.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified.  Unless otherwise specified in the notice, the Board need not accept the resignation to make it effective.

7.6

Bond.  The Board may require by resolution any officer, agent, or employee of the Company to give bond to the Company, with sufficient sureties conditioned on the faithful performance of the duties of his respective office or agency. The Board also may require by resolution any officer, agent or employee to comply with such other conditions as the Board may require from time to time.

7.7

President.  The President shall be the chief operating officer of the Company and, subject to the Board's control, shall supervise and direct all of the business and affairs of the Company.  When present, he shall sign (with or without the Secretary, an Assistant Secretary, or any other officer or agent of the Company which the Board has authorized) deeds, mortgages, bonds, contracts or other instruments which the Board has authorized an officer or agent of the Company to execute.  However, the President shall not sign any instrument which the law, these Bylaws, or the Board expressly require some other officer or agent of the Company to sign and execute.  In general, the President shall perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

7.8

Vice Presidents.  In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as Vice Presidents, unless the Board determines otherwise, shall perform the duties of the President.  When acting as the President, a Vice President shall have all the powers and restrictions of the Presidency.  A Vice President shall perform such other duties as the President or the Board may assign to him from time to time.

7.9

Secretary.  The Secretary shall (a) keep the minutes of the meetings of the Stockholders and of the Board in one or more books for that purpose, (b) give all notices which these Bylaws or the law requires, (c) serve as custodian of the records and seal of the Company, (d) affix the seal of the corporation to all documents which the Board has authorized execution on behalf of the Company under seal, (e) maintain a register of the address of each Stockholder of the Company, (f) sign, with the President, a Vice President, or any other officer or agent of the Company which the Board has authorized, certificates for shares of the Company, (g) have charge of the stock transfer books of the Company, and (h) perform all duties which the President or the Board may assign to him from time to time.

7.10

Assistant Secretaries.  In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their length of service as Assistant Secretary, unless the Board determines otherwise, shall perform the duties of the Secretary.  When acting as the Secretary, an Assistant Secretary shall have the powers and restrictions of the Secretary.  An Assistant Secretary shall perform such other duties as the President, Secretary or Board may assign from time to time.

7.11

Treasurer. The Treasurer shall (a) have responsibility for all funds and securities of the Company, (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, (c) deposit all moneys in the name of the Company in depositories which the Board selects, and (d) perform all of the duties which the President or the Board may assign to him from time to time.

7.12

Assistant Treasurers.  In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Assistant Treasurers in the order of their length of service as Assistant Treasurer, unless the Board determines otherwise, shall perform the duties of the Treasurer.  When acting as the Treasurer, an Assistant Treasurer shall have the powers and restrictions of the Treasurer.  An Assistant Treasurer shall perform such other duties as the Treasurer, the President, or the Board may assign to him from time to time.

7.13

Delegation of Authority. Notwithstanding any provision of these Bylaws to the contrary, the Board may delegate the powers or duties of any officer to any other officer or agent.

7.14

Action with Respect to Securities of Other Corporations.  Unless the Board directs otherwise, the President shall have the power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Company holds securities.  Furthermore, unless the Board directs otherwise, the President shall exercise any and all rights and powers which the Company possesses by reason of its ownership of securities in another corporation.

7.15

Vacancies.  The Board may fill any vacancy in any office because of death, resignation, removal, disqualification or any other cause in the manner which these Bylaws prescribe for the regular appointment to such office.

ARTICLE 8.

CONTRACTS, LOANS, DRAFTS,

DEPOSITS AND ACCOUNTS

8.1

Contracts.  The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company.  The Board may make such authorization general or special.

8.2

Loans.  Unless the Board has authorized such action, no officer or agent of the Company shall contract for a loan on behalf of the Company or issue any evidence of indebtedness in the Company's name.

8.3

Drafts.  The President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the Company.

8.4

Deposits.  The Treasurer shall deposit all funds of the Company not otherwise employed in such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select.  For the purpose of deposit and collection for the account of the Company, the President or the Treasurer (or any other officer, assistant, agent or attorney of the Company whom the Board has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the Company.

8.5

General and Special Bank Accounts.  The Board may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as any officer, assistant, agent or attorney of the Company to whom the Board has delegated such power may select.  The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE 9.

CERTIFICATES FOR SHARES AND THEIR TRANSFER

9.1

Certificates for Shares.  Every owner of stock of the Company shall have the right to receive a certificate or certificates, certifying to the number and class of shares of the stock of the Company which he owns.  The Board shall determine the form of the certificates for the shares of stock of the Company.  The Secretary, transfer agent, or registrar of the Company shall number the certificates representing shares of the stock of the Company in the order in which the Company issues them.  The President or any Vice President and the Secretary or any Assistant Secretary shall sign the certificates in the name of the Company.  Any or all certificates may contain facsimile signatures.  In case any officer, transfer agent, or registrar who has signed a certificate, or whose facsimile signature appears on a certificate, ceases to serve as such officer, transfer agent, or registrar before the Company issues the certificate, the Company may issue the certificate with the same effect as though the person who signed such certificate, or whose facsimile signature appears on the certificate, was such officer, transfer agent, or registrar at the date of issue.  The Secretary, transfer agent, or registrar of the Company shall keep a record in the stock transfer books of the Company of the names of the persons, firms or corporations owning the stock represented by the certificates, the number and class of shares represented by the certificates and the dates thereof and, in the case of cancellation, the dates of cancellation.  The Secretary, transfer agent, or registrar of the Company shall cancel every certificate surrendered to the Company for exchange or transfer.  Except in the case of a lost, destroyed, stolen or mutilated certificate, the Secretary, transfer agent, or registrar of the Company shall not issue a new certificate in exchange for an existing certificate until he has canceled the existing certificate.

9.2

Transfer of Shares.  A holder of record of shares of the Company's stock, or his attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary, transfer agent or registrar of the Company, may transfer his shares only on the stock transfer books of the Company.  Such person shall furnish to the Secretary, transfer agent, or registrar of the Company proper evidence of his authority to make the transfer and shall properly endorse and surrender for cancellation his existing certificate or certificates for such shares.  Whenever a holder of record of shares of the Company's stock makes a transfer of shares for collateral security, the Secretary, transfer agent, or registrar of the Company shall state such fact in the entry of transfer if the transferor and the transferee request.

9.3

Lost Certificates.  The Board may direct the Secretary, transfer agent, or registrar of the Company to issue a new certificate to any holder of record of shares of the Company's stock claiming that he has lost such certificate, or that someone has stolen, destroyed or mutilated such certificate, upon the receipt of an affidavit from such holder to such fact.  When authorizing the issue of a new certificate, the Board, in its discretion may require as a condition precedent to the issuance that the owner of such certificate give the Company a bond of indemnity in such form and amount as the Board may direct.

9.4

Regulations.  The Board may make such rules and regulations, not inconsistent with these Bylaws, as it deems expedient concerning the issue, transfer and registration of certificates for shares of the stock of the corporation.  The Board may appoint or authorize any officer or officers to appoint one or more transfer agents, or one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

9.5

Holder of Record.  The Company may treat as absolute owners of shares the person in whose name the shares stand of record as if that person had full competency, capacity and authority to exercise all rights of ownership, despite any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation, or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate.  However, the Company may treat any person furnishing proof of his appointment as a fiduciary as if he were the holder of record of the shares.

9.6

Treasury Shares.  Treasury shares of the Company shall consist of shares which the Company has issued and thereafter acquired but not canceled.  Treasury shares shall not carry voting or dividend rights.

ARTICLE 10.

INDEMNIFICATION

i.1

Definitions.  In this Article:

(a)

.1.1

"Indemnitee" means (i) any present or former Director, advisory director or officer of the Company, (ii) any person who while serving in any of the capacities referred to in clause (i) hereof served at the Company's request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) hereof.

(b)

"Official Capacity" means (i) when used with respect to a Director, the office of Director of the Company, and (ii) when used with respect to a person other than a Director, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company, but in each case does not include service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

(c)

"Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

10.2

Indemnification.  The Company shall indemnify every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he was, is or is threatened to be named defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 10.1, if it is determined in accordance with Section 10.4 that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his Official Capacity, that his conduct was in the Company's best interests and, in all other cases, that his conduct was at least not opposed to the Company's best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to the Company or is found liable on the basis that personal benefit was improperly received by the

Indemnitee the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the Proceeding and (ii) shall not be made in respect of any Proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to the Company.  Except as provided in the immediately preceding proviso to the first sentence of this Section 10.2, no indemnification shall be made under this Section 10.2 in respect of any Proceeding in which such Indemnitee shall have been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee's Official Capacity, or (b) found liable to the Company.  The termination of any Proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a), (b) or (c) in the first sentence of this Section 10.2.  An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.  Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee.  The indemnification provided herein shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

10.3

Successful Defense.  Without limitation of Section 10.2 and in addition to the indemnification provided for in Section 10.2, the Company shall indemnify every Indemnitee against reasonable expenses incurred by such person in connection with any Proceeding in which he is a witness or a named defendant or respondent because he served in any of the capacities referred to in Section 10.1, if such person has been wholly successful, on the merits or otherwise, in defense of the Proceeding.

10.4

Determinations.  Any indemnification under Section 10.2 (unless ordered by a court of competent jurisdiction) shall be made by the Company only upon a determination that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct.  Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who, at the time of such vote, are not named defendants or respondents in the Proceeding; (b) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, duly designated to act in the matter by a majority vote of all Directors (in which designated Directors who are named defendants or respondents in the Proceeding may participate), such committee to consist solely of two (2) or more Directors who, at the time of the committee vote, are not named defendants or respondents in the Proceeding; (c) by special legal counsel selected by the Board of Directors or a committee thereof by vote as set forth in clauses (a) or (b) of this Section 10.4 or, if the requisite quorum of all of the Directors cannot be obtained therefor and such committee cannot be established, by a majority vote of all of the Directors (in which Directors who are named defendants or respondents in the Proceeding may participate); or (d) by the shareholders in a vote that excludes the shares held by Directors that are named defendants or respondents in the Proceeding.  Determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, determination as to reasonableness of expenses must be made in the manner specified in clause (c) of the preceding sentence for the selection of special legal counsel.  In the event a determination is made under this Section 10.4 that the Indemnitee has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

10.5

Advancement of Expenses.  Reasonable expenses (including court costs and attorneys' fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding shall be paid by the Company at reasonable intervals in advance of the final disposition of such Proceeding, and without making any of the determinations specified in Section 10.4, after receipt by the Company of (a) a written affirmation by such Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification by the Company under this Article and (b) a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article.  Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment.  Notwithstanding any other provision of this Article, the Company may pay or reimburse expenses incurred by an Indemnitee in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not named a defendant or respondent in the Proceeding.

10.6

Employee Benefit Plans.  For purposes of this Article, the Company shall be deemed to have requested an Indemnitee to serve an employee benefit plan whenever the performance by him of his duties to the Company also imposes duties on or otherwise involves services by him to the plan or participants or beneficiaries of the plan.  Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed fines.  Action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Company.

10.7

Other Indemnification and Insurance.  The indemnification provided by this Article shall (a) not be deemed exclusive of, or to preclude, any other rights to which those seeking indemnification may at any time be entitled under the Company's Articles of Incorporation, any law, agreement or vote of shareholders or disinterested Directors, or otherwise, or under any policy or policies of insurance purchased and maintained by the Company on behalf of any Indemnitee, both as to action in his Official Capacity and as to action in any other capacity, (b) continue as to a person who has ceased to be in the capacity by reason of which he was an Indemnitee with respect to matters arising during the period he was in such capacity, (c) inure to the benefit of the heirs, executors and administrators of such a person and (d) not be required if and to the extent that the person otherwise entitled to payment of such amounts hereunder has actually received payment therefor under any insurance policy, contract or otherwise.

10.8

Notice.  Any indemnification of or advance of expenses to an Indemnitee in accordance with this Article shall be reported in writing to the shareholders of the Company with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

10.9

Construction.  The indemnification provided by this Article shall be subject to all valid and applicable laws, including, without limitation, the Nevada General Corporation Law, and, in the event this Article or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

10.10

Continuing Offer, Reliance, etc.  The provisions of this Article (a) are for the benefit of, and may be enforced by, each Indemnitee of the Company, the same as if set forth in their entirety in a written instrument duly executed and delivered by the Company and such Indemnitee and (b) constitute a continuing offer to all present and future Indemnitees.  The Company, by its adoption of these Bylaws, (a) acknowledges and agrees that each Indemnitee of the Company has relied upon and will continue to rely upon the provisions of this Article in becoming, and serving in any of the capacities referred to in Section 10.1 of this Article, (b) waives reliance upon, and all notices of acceptance of, such provisions by such Indemnitees and (c) acknowledges and agrees that no present or future Indemnitee shall be prejudiced in his right to enforce the provisions of this Article in accordance with its terms by any act or failure to act on the part of the Company.

10.11

Effect of Amendment.  No amendment, modification or repeal of this Article or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitees to be indemnified by the Company, nor the obligation of the Company to indemnify any such Indemnitees, under and in accordance with the provisions of the Article as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

ARTICLE 11.

TAKEOVER OFFERS

In the event the Company receives a takeover offer, the Board of Directors shall consider all relevant factors in evaluating such offer, including, but not limited to, the terms of the offer, and the potential economic and social impact of such offer on the Company's stockholders, employees, customers, creditors and community in which it operates.

ARTICLE 12.

NOTICES

12.1

General. Whenever these Bylaws require notice to any Stockholder, director, officer or agent, such notice does not mean personal notice.  A person may give effective notice under these Bylaws in every case by depositing a writing in a post office or letter box in a postpaid, sealed wrapper, or by dispatching a prepaid telegram addressed to such Stockholder, director, officer or agent at his address on the books of the Company.  Unless these Bylaws expressly provide to the contrary, the time when the person sends notice shall constitute the time of the giving of notice.

12.2

Waiver of Notice. Whenever the law or these Bylaws require notice, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein.

ARTICLE 13.

MISCELLANEOUS

13.1

Facsimile Signatures.  In addition to the use of facsimile signatures which these Bylaws specifically authorize, the Company may use such facsimile signatures of any officer or officers, agents or agent, of the Company as the Board or a committee of the Board may authorize.

13.2

Corporate Seal.  The Board may provide for a suitable seal containing the name of the Company, of which the Secretary shall be in charge.  The Treasurer, any Assistant Secretary, or any Assistant Treasurer may keep and use the seal or duplicates of the seal if and when the Board or a committee of the Board so directs.

13.3

Fiscal Year.  The Board shall have the authority to fix and change the fiscal year of the Company.

ARTICLE 14.

AMENDMENTS

14.1

Subject to the provisions of the Articles of Incorporation, the Stockholders or the Board may amend or repeal these Bylaws at any meeting.

The undersigned hereby certifies that the foregoing constitutes a true and correct copy of the Bylaws of the Company as adopted by the Majority Shareholder on the 12th day of November, 2004.

Executed as of this 12th day of November, 2004.

/s/ Chandana Basu

Chandana Basu, Chief Executive Officer